UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2024

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2340 Collins Avenue Miami Beach, FL 33139
(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

Certain Unaudited Financial Results for the Nine Months ended September 30, 2024

On November 27, 2024, Starwood Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), announced unaudited same property net operating income (“NOI”) for the nine months ended September 30, 2024. This data is not a comprehensive statement of the Company’s financial results for the nine months ended September 30, 2024 and 2023.

NOI is a supplemental non-Generally Accepted Accounting Principles (“GAAP”) measure of the Company’s property operating results that the Company believes is meaningful because it enables management to evaluate the impact of occupancy, rents, leasing activity, and other controllable property operating results at the Company’s real estate. The Company defines NOI as operating revenues less operating expenses, which excludes (i) impairment of investments in real estate, (ii) depreciation and amortization, (iii) straight-line rental income and expense amortization, (iv) amortization of above- and below-market lease intangibles, net, (v) lease termination fees, (vi) property expenses not core to the operations of such properties, and (vii) other non-property related revenue and expense items such as (a) general and administrative expenses, (b) management fees, (c) performance participation allocation, (d) loss from unconsolidated real estate ventures, (e) income from investments in real estate debt, net, (f) net gain on dispositions of real estate, (g) interest expense, and (h) other expense, net.

The Company evaluates its consolidated results of operations on a same property basis, which allows the Company to analyze its property operating results excluding acquisitions and dispositions during the periods under comparison. Properties in the Company’s portfolio are considered same property if they were owned for the full periods presented, otherwise they are considered non-same property. Properties held-for-sale are excluded from same property results and are considered non-same property. The Company does not consider its investments in its unconsolidated real estate ventures and investments in real estate-related debt to be same property.

As such, same property NOI assists in eliminating disparities in net income due to the acquisition or disposition of properties during the periods presented, and therefore the Company believes it provides a more consistent performance measure for the comparison of the operating performance of its properties, which the Company believes is useful to investors. The Company’s same property NOI may not be comparable to that of other real estate investments trusts and should not be considered to be more relevant or accurate in evaluating its operating performance than the current GAAP methodology used to calculate its net loss.

The following table reconciles GAAP net loss to same property NOI for the nine months ended September 30, 2024 and September 30, 2023 (unaudited, $ in thousands):

	For the Nine Months Ended September 30,
	2024	2023
	(unaudited)
Net loss	$(575,604)	$(414,160)
Adjustments to reconcile to same property NOI
General and administrative	35,571	32,538
Management fees	82,200	118,970
Performance participation allocation	—	—
Impairment of investments in real estate	1,782	188,804
Depreciation and amortization	557,425	612,924
Loss from unconsolidated real estate ventures	10,365	786
Income from investments in real estate debt, net	(74,384)	(115,841)
Net gain on dispositions of real estate	(2,431)	(188,632)
Interest expense	477,741	437,898
Other expense, net	214,283	86,455
Non-core property expenses	26,423	22,561
Lease termination fees	(5,194)	(6,205)
Straight-line rental income and expense amortization	(7,769)	(9,703)
Amortization of above- and below-market lease intangibles, net	(1,970)	(2,943)

NOI	738,438	763,452
Less: Non-same property NOI	3,202	64,012

Same property NOI	$735,236	$699,440
Same property NOI - year-over-year change $	$35,796
Same property NOI - year-over-year change %	5%

The information in this Current Report on Form 8-K (this “Current Report”) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the

Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statement Disclosure

This material contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “confident,” “conviction” or other similar words or the negatives thereof. These may include financial estimates and their underlying assumptions, statements about plans, objectives, intentions, and expectations with respect to positioning, including the impact of macroeconomic trends and market forces, acquisitions, dispositions, liquidity, future operations and future performance. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in the Company’s annual report for the most recent fiscal year, and any such updated factors included in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or the Company’s public filings). Except as otherwise required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD REAL ESTATE INCOME TRUST, INC.

Date: November 27, 2024	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary